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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 29, 1998

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977
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ITEM 5.  OTHER EVENTS

     On April 29, 1998, Consolidated Graphics, Inc. (the "Company") announced its fiscal 1998 fourth quarter results. A copy of the press release is attached hereto as Exhibit 99.1.

     The attached press release may contain forward looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which would prevent the Company from achieving comparable financial results in the future or completing its pending or future acquisitions.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBIT

     (A)  EXHIBITS

     The following exhibits are filed herewith:

          99.1 Press release of Consolidated Graphics, Inc. dated April 29, 1998, with respect to the announcement of the Company's fiscal 1998 fourth quarter results.

                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                               CONSOLIDATED GRAPHICS, INC.
                                                       (Registrant)

                                          By: /s/ G. Christopher Colville
                                                  G. CHRISTOPHER COLVILLE.
                                                  EXECUTIVE VICE PRESIDENT
                                          CHIEF ACCOUNTING AND FINANCIAL OFFICER

Date:  May 1, 1998

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